EXHIBIT 1

                             JOINT FILING AGREEMENT

          JOINT FILING AGREEMENT (this "Agreement"), dated as of January 31, 2002, among TPG Wafer Holdings LLC, TPG Wafer Partners LLC and TCW/Crescent Mezzanine III, LLC, each a Delaware limited liability company, Green Equity Investors III, L.P., Green Equity Investors Side III, L.P., TCW/Crescent Mezzanine III Netherlands, L.P. ("Netherlands") and TCW/Crescent Mezzanine Partners III, L.P., each a Delaware limited partnership, TCW/Crescent Mezzanine Trust III, a Delaware trust, The TCW Group, Inc., a Nevada corporation, and TCW Asset Management Company, a California corporation, TPG Advisors III, Inc., T3 Advisors, Inc. and T3 Advisors II, Inc., each a Delaware corporation (collectively, the "Joint Filers").

                               W I T N E S S E T H

          WHEREAS, on November 21, 2001, each of the Joint Filers, except Netherlands, filed a Schedule 13D (the "Schedule 13D") under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to securities of MEMC Electronic Materials, Inc.;

          WHEREAS, on January 25, 2002, Netherlands entered into certain agreements, pursuant to which it became a Joint Filer;

          WHEREAS, each of the Joint Filers is individually eligible to file the
Schedule 13D;

          WHEREAS, each of the Joint Filers wishes to file the Schedule 13D and any amendments thereto jointly and on behalf of each of the Joint Filers, pursuant to Rule 13d-1(k)(1) under the Exchange Act;

          NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

          1. The Joint Filers hereby agree that the Schedule 13D is, and any amendments thereto will be, filed on behalf of each of the Joint Filers pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

          2. Each of the Joint Filers hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, it is responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning it contained therein, and is not responsible for the completeness and accuracy of the information concerning any of the other parties contained therein, unless it knows or has reason to know that such information is inaccurate.

          3. Each of the Joint Filers hereby agrees that this Agreement shall be filed as an exhibit to the Schedule 13D, pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.


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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed individually or by their respective directors hereunto duly authorized as of the day and year first above written.

                                  TPG WAFER HOLDINGS LLC

                                  By:  /s/ Richard A. Ekleberry
                                     --------------------------
                                  Name:  Richard A. Ekleberry
                                  Title: Vice President

                                  TPG WAFER PARTNERS LLC

                                  By:  /s/ Richard A. Ekleberry
                                     --------------------------
                                  Name:  Richard A. Ekleberry
                                  Title: Vice President

                                  TPG ADVISORS III, INC.

                                  By:  /s/ Richard A. Ekleberry
                                     --------------------------
                                  Name:  Richard A. Ekleberry
                                  Title: Vice President

                                  T3 ADVISORS, INC.

                                  By:  /s/ Richard A. Ekleberry
                                     --------------------------
                                  Name:  Richard A. Ekleberry
                                  Title: Vice President

                                  T3 ADVISORS II, INC.

                                  By:  /s/ Richard A. Ekleberry
                                     --------------------------
                                  Name:  Richard A. Ekleberry
                                  Title: Vice President


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                                  GREEN EQUITY INVESTORS III, L.P.

                                  By:  GEI Capital III, LLC,
                                       its General Partner

                                  By: /s/ John Danhakl
                                     -----------------------
                                  Name:   John Danhakl
                                  Title:  Manager

                                  GREEN EQUITY INVESTORS SIDE III, L.P.

                                  By: GEI Capital III, LLC,
                                      its General Partner

                                  By: /s/ John Danhakl
                                     -----------------------
                                  Name:   John Danhakl
                                  Title:  Manager

                                  GEI CAPITAL III, L.L.C.

                                  By: /s/ John Danhakl
                                     -----------------------
                                  Name:   John Danhakl
                                  Title:  Manager

                                  LGP MANAGEMENT, INC.

                                  By: /s/ John Danhakl
                                     -----------------------
                                  Name:   John Danhakl
                                  Title:  Vice President

                                  LEONARD GREEN & PARTNERS, L.P.

                                  By: LGP Management, Inc.,
                                      its General Partner

                                   By: /s/ John Danhakl
                                     -----------------------
                                  Name:   John Danhakl
                                  Title:  Vice President


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                                  TCW/CRESCENT MEZZANINE PARTNERS III, L.P.

                                  By: TCW/Crescent Mezzanine III, LLC,
                                      its general partner

                                  By: TCW Asset Management Company,
                                      its sole member

                                  By:  /s/ Linda D. Barker
                                     -----------------------
                                  Name:  Linda D. Barker
                                  Title: Authorized Signatory

                                  TCW/CRESCENT MEZZANINE III NETHERLANDS, L.P.

                                  By: TCW/Crescent Mezzanine III, LLC,
                                      its general partner

                                  By: TCW Asset Management Company,
                                      its sole member

                                  By:  /s/ Linda D. Barker
                                     -----------------------
                                  Name:  Linda D. Barker
                                  Title: Authorized Signatory

                                  TCW/CRESCENT MEZZANINE TRUST III

                                  By: TCW/Crescent Mezzanine III, LLC,
                                      its managing owner


                                  By: TCW Asset Management Company,
                                      its sole member

                                  By:  /s/ Linda D. Barker
                                     -----------------------
                                  Name:  Linda D. Barker
                                  Title: Authorized Signatory

                                  THE TCW GROUP, INC.

                                  By:  /s/ Linda D. Barker
                                     -----------------------
                                  Name:  Linda D. Barker
                                  Title: Authorized Signatory

                                  TCW ASSET MANAGEMENT COMPANY

                                  By:  /s/ Linda D. Barker
                                     -----------------------
                                  Name:  Linda D. Barker
                                  Title: Authorized Signatory

                                  TCW/CRESCENT MEZZANINE III, LLC

                                  By: TCW Asset Management Company,
                                      its sole member

                                  By:  /s/ Linda D. Barker
                                     -----------------------
                                  Name:  Linda D. Barker
                                  Title: Authorized Signatory